UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2017

IDEXX LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19271	01-0393723
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One IDEXX Drive, Westbrook, Maine	04092
(Address of principal executive offices)	(ZIP Code)

207.556.0300

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 3, 2017, IDEXX Laboratories, Inc. (the “Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”), at which a quorum was present in person or by proxy.

At the Annual Meeting, stockholders considered and voted on the following proposals, each of which is described in more detail in the Company’s proxy statement dated March 23, 2017, (the "Proxy Statement"): (1) the election of three Class II directors for terms expiring at the 2020 annual meeting of stockholders; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered accounting firm for the current fiscal year; (3) the approval, on an advisory basis, of the compensation of the Company's named executive officers; and (4) an advisory vote on how frequently we should seek an advisory vote on the compensation of our named executive officers as presented in the Company's proxy statement delivered to stockholders in connection with the Annual Meeting.

The voting results at the Annual Meeting with respect to each of the matters described above, were as follows:

Proposal One:	Election of Directors

Nominees	For	Against	Abstain	Broker Non-Votes
Rebecca M. Henderson, PhD	69,701,078	1,440,416	31,660	8,978,293
Lawrence D. Kingsley	70,831,533	304,217	37,404	8,978,293
Sophie V. Vandebroek, PhD	67,914,847	3,230,036	28,271	8,978,293

Proposal Two:	Ratification of Appointment of Independent Registered Public Accounting Firm

For	79,240,456
Against	879,502
Abstain	31,489
Broker Non-Votes	N/A

Proposal Three:	Advisory Vote to Approve Executive Compensation

For	64,921,042
Against	6,160,819
Abstain	91,293
Broker Non-Votes	8,978,293

Proposal Four:	Advisory Vote on Frequency of Approval of Executive Compensation

One Year	65,065,303
Two Years	84,157
Three Years	5,942,572
Abstain	81,122
Broker Non-Votes	8,978,293

Item 8.01	Other Events.

On May 2, 2017, the Company’s Board of Directors authorized an increase in the Company’s ongoing share repurchase program, authorizing the repurchase of up to three million additional shares of the Company’s Common Stock for a total of sixty-eight million shares as of May 2, 2017. Repurchases may be made in the open market (including through Rule 10b5-1 plans) or in negotiated transactions. These shares are in addition to the 3,297,887 shares remaining under the Company’s ongoing share repurchase program as of April 28, 2017, pursuant to previous Board authorization. The timing and amount of any repurchases will be at the discretion of the Company's management. The increase in the number of shares authorized under the share repurchase plan is described in a press release issued by the Company on May 3, 2017, which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished as part of this Report pursuant to Item 8.01.

99.1	Press Release entitled “IDEXX Laboratories Announces Increase in Share Repurchase Program” issued by the Company on May 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEXX LABORATORIES, INC.

Date: May 5, 2017	By:	/s/ Jacqueline L. Studer
Jacqueline L. Studer
Corporate Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release entitled “IDEXX Laboratories Announces Increase in Share Repurchase Program” issued by the Company on May 3, 2017.